Exhibit 10.5

Execution Version

NEITHER THIS WARRANT NOR THE SECURITIES ISSUABLE UPON THE EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. NO SALE OR DISPOSITION MAY BE EFFECTED WITHOUT: (I) EFFECTIVE REGISTRATION STATEMENTS RELATED THERETO; (II) AN OPINION OF COUNSEL OR OTHER EVIDENCE REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATIONS ARE NOT REQUIRED; (Ill) RECEIPT OF NO-ACTION LETTERS FROM THE APPROPRIATE GOVERNMENTAL AUTHORITIES; OR (IV) OTHERWISE COMPLYING WITH THE PROVISIONS OF SECTION 7 OF THIS WARRANT.

[●]	[●] SHARES

FORM OF

WARRANT TO PURCHASE SHARES

OF COMMON STOCK

The Warrant is issued concurrently with the Written Consent (as defined below), and certifies that, for value received, [●], and its permitted assignees (the “Holder”), is entitled to purchase 100,000 shares (as may be adjusted pursuant to Section 4 hereof, the “Shares”) of common stock, $0.00001 par value per share (the “Stock”), of MOBIX LABS, INC., a Delaware company, (the “Company”), at an exercise price of $0.01 per share (such price and such other price as shall result, from time to time, from the adjustments specified in Section 4 hereof is herein referred to as the “Warrant Price”), subject to the provisions and upon the terms and conditions hereinafter set forth. This Warrant shall be effective upon (i) execution and delivery of the funds set forth the Subscription Agreement (“PIPE Subscription Agreement) concurrently entered into by and between Holder, the Company, and Chavant Capital Acquisition Corp. (“Chavant”), and (ii) the closing of the Business Combination Agreement, whereby the Company becomes a public listed company on the Nasdaq Global Market.

1.            Term. This Warrant shall terminate upon the earlier to occur of (i) the closing of the proposed business combination contemplated by the Business Combination Agreement and (ii) the termination of the Business Combination Agreement (the “Termination Date”).

2.              Method of Exercise: Payment.

a.            Subject to Section 1 hereof, and contingent upon the substantially concurrent occurrence of the Subscription Closing (as defined in the PIPE Subscription Agreement), the purchase right represented by this Warrant shall be exercisable by the Holder hereof immediately prior to the Closing (as such term is defined in the Business Combination Agreement), in whole or in part, by the surrender of this Warrant (with the notice of exercise form attached hereto as EXHIBIT A duly executed (the “Notice of Exercise”) at the principal office of the Company and by the payment to the Company by check or wire transfer to an account designated by the Company of an amount equal to the then applicable Warrant Price multiplied by the number of Shares then being purchased. For the avoidance of doubt, to the extent not previously exercised, contingent upon the substantially concurrent occurrence of the Subscription Closing (as defined in the PIPE Subscription Agreement), this Warrant shall automatically convert into the right to receive Class A common shares of the SPAC (the “SPAC Shares”) pursuant to the merger in accordance with the terms of the Business Combination Agreement. The person in whose name any certificate representing shares of Stock shall be issuable upon exercise of this Warrant shall be deemed to have become the holder of record of, and shall be treated for all purposes as the record holder of, the shares represented thereby (and such shares shall be deemed to have been issued) immediately prior to the close of business on the date or dates upon which this Warrant is exercised. In the event of any exercise of the rights represented by this Warrant, certificates for the shares of Stock so purchased shall be delivered to the Holder hereof as soon as reasonably practicable after such exercise; provided, that, as long as the Company is legally permitted to reflect share issuances in book entry or dematerialized form, the Company may deliver an electronic representation or other evidence of the valid issuance of the Shares as to which this Warrant has been exercised. Unless this Warrant has been fully exercised or expired, a new Warrant representing the portion of the Shares, if any, with respect to which this Warrant shall not then have been exercised shall also be issued to the Holder hereof as soon as practicable.

b.            This Warrant may be exercised for less than the full number of shares of Stock first shown above, provided that this Warrant may not be exercised in part for less than a whole number of shares of Stock. Upon any such partial exercise, the Company at its expense will forthwith issue to the Holder a new Warrant or Warrants of like tenor exercisable for the number of shares of Stock as to which rights have not been exercised (subject to adjustment as herein provided).

3.            Stock Fully Paid: Reservation of Shares. All Shares that may be issued upon the exercise of the rights represented by this Warrant will, upon issuance pursuant to the terms and conditions herein, be fully paid and nonassessable, and free from all preemptive or similar rights, taxes, liens, and charges with respect to the issue thereof. During the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized, and reserved for the purpose of the issue upon exercise of the purchase rights evidenced by this Warrant such number of its duly authorized shares of Stock as from time to time shall be issuable upon the exercise of this Warrant and other similar Warrants.

4.            Adjustment of Warrant Price and Number of Shares. If the Company subdivides the outstanding shares of the class of Stock by reclassification or otherwise into a greater number of shares, the number of Shares purchasable hereunder shall be proportionately increased and the Warrant Price shall be proportionately decreased. If the outstanding shares of the class of Stock are combined or consolidated, by reclassification or otherwise, into a lesser number of shares, the Warrant Price shall be proportionately increased and the number of Shares shall be proportionately decreased. Each adjustment in the number of Shares issuable will be to the nearest whole share and each adjustment of the Warrant Price will be calculated to the nearest cent.

5.            Notice of Adjustments. Whenever the Warrant Price or the number of Shares purchasable hereunder shall be adjusted pursuant to Section 4 hereof, the Company shall prepare a notice setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, the Warrant Price, and the number of Shares purchasable hereunder after giving effect to such adjustment, and promptly deliver the notice to the Holder.

6.            Fractional Shares. No fractional shares of Stock will be issued in connection with any exercise hereunder, but in lieu of such fractional shares, the Company shall make a cash payment therefor based on the fair market value of the Stock on the date of exercise as reasonably determined in good faith by the Company’s board of directors.

7.            Compliance with Securities Act and Other Laws: Disposition of Warrant or Shares.

a.            Compliance with Securities Act. The Holder, by acceptance hereof, agrees that this Warrant, and the shares of Stock to be issued upon exercise hereof are being acquired for investment and that such Holder will not offer, sell or otherwise dispose of this Warrant, or any shares of Stock to be issued upon exercise hereof, except under circumstances that will not result in a violation of the Securities Act of 1933, as amended (the “Act”). Upon exercise of this Warrant, unless the Shares being acquired are registered under the Act or an exemption from such registration is available, the Holder hereof shall confirm in writing that the shares of Stock so purchased are being acquired for investment and not with a view toward distribution or resale. This Warrant and all shares of Stock issued upon exercise of this Warrant (unless registered under the Act) shall be stamped, imprinted, or otherwise notated with a legend in substantially the following form:

“THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. NO SALE OR DISPOSITION MAY BE EFFECTED WITHOUT: (I) EFFECTIVE REGISTRATION STATEMENTS RELATED THERETO; (II) AN OPINION OF COUNSEL OR OTHER EVIDENCE REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATIONS ARE NOT REQUIRED; (III) RECEIPT OF NO-ACTION LETTERS FROM THE APPROPRIATE GOVERNMENTAL AUTHORITIES; OR (IV) OTHERWISE COMPLYING WITH THE PROVISIONS OF SECTION 7 OF THE WARRANT UNDER WHICH THESE SECURITIES WERE ISSUED, DIRECTLY OR INDIRECTLY.”

In addition, in connection with the issuance of this Warrant, the Holder specifically represents to the Company by acceptance of this Warrant that:

i.            The Holder is aware of the Company’s business affairs and financial condition, and has acquired information about the Company sufficient to reach an informed and knowledgeable decision to acquire this Warrant. The Holder is acquiring this Warrant for its own account for investment purposes only and not with a view to, or for the resale in connection with, any “distribution” thereof for purposes of the Act.

ii.            The Holder understands that this Warrant and any securities issuable upon the exercise hereof have not been registered under the Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of the Holder’s investment intent as expressed herein. In this connection, the Holder understands that, in the view of the Securities and Exchange Commission (the “SEC”), the statutory basis for such exemption may be unavailable if the Holder’s representation was predicated solely upon a present intention to hold the Warrant for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Warrant, or for a period of one (1) year or any other fixed period in the future.

iii.            The Holder further understands that this Warrant and any securities issuable upon the exercise hereof must be held indefinitely unless subsequently registered under the Act and any applicable state securities laws, or unless exemptions from registration are otherwise available.

iv.            The Holder is aware of the provisions of Rule 144, promulgated under the Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly, from the issuer thereof (or from an affiliate of such issuer), in a non-public offering subject to the satisfaction of certain conditions, if applicable, including, among other things: (i) the availability of certain public information about the Company, the resale occurring not less than one (1) year after the party has purchased and paid for the securities to be sold; (ii) the sale being made through a broker in an unsolicited “broker’s transaction” or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934, as amended); and (iii) the amount of securities being sold during any three (3) month period not exceeding the specified limitations stated therein.

v.            The Holder further understands that at the time it wishes to sell this Warrant and any securities issuable upon the exercise hereof there may be no public market upon which to make such a sale, and that, even if such a public market then exists, the Company may not be satisfying the current public information requirements of Rule 144, and that, in such event, the Holder may be precluded from selling this Warrant and any securities issuable upon the exercise hereof under Rule 144 even if the one (1) year minimum holding period had been satisfied.

vi.            The Holder further understands that in the event all of the requirements of Rule 144 are not satisfied, registration under the Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rule 144 is not exclusive, the staff of the SEC has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.

vii.            The Holder is an “accredited investor” as such term is defined in Rule 501 of Regulation D promulgated under the Act.

viii.            At no time was Holder presented with or solicited by any publicly issued or circulated newspaper, mail, radio, television or other form of general advertising or solicitation in connection with the offer, sale and purchase of the Warrant and any securities issuable upon the exercise hereof.

b.            Certain Limitations on Voting, Access and Control. Notwithstanding the percentage of the outstanding Shares of the Company or the outstanding SPAC Shares that the Holder may receive as a result of the exercise of the Warrant (or the automatic conversion of the Warrant into the right to receive SPAC Shares pursuant to Section 2 hereof and subsequent exercise thereof), Holder agrees that it shall not exercise voting rights relating to any such Shares of the Company or SPAC Shares representing a 10% or greater voting interest in the Company or the SPAC on any matter subject to a vote of holders of Shares of the Company or SPAC Shares, and agrees that it shall not obtain or exercise, as a result of its investment in the Company or the SPAC, (i) “Control,” as such term is defined at 31 C.F.R. 800.208, of the Company, the SPAC or their respective subsidiaries, (ii) access to any “material non-public technical information” within the meaning of 31 C.F.R. § 800.232 in the Company, the SPAC and their respective subsidiaries’ possession, (iii) the right to appoint any board member or board observer to the board of directors of the Company or the SPAC or their respective subsidiaries or (iv) any involvement in any “substantive decision-making” within the meaning of 31 C.F.R. § 800.245 related to the Company, the SPAC or their respective subsidiaries.

c.            Disposition of Warrant or Shares. The Holder shall not transfer, assign, encumber or otherwise dispose of this Warrant without the Company’s prior written consent, and any attempted transfer in violation of the foregoing shall be void ab initio. With respect to any permitted offer, sale or other disposition of this Warrant or any shares of Stock acquired pursuant to the exercise of this Warrant, in each case prior to registration of such Warrant or shares, the holder hereof and each subsequent holder of this Warrant agrees to give written notice to the Company prior thereto, describing in sufficient detail the manner thereof, together with a written opinion of such holder’s counsel (or other evidence of compliance reasonably satisfactory to the Company), if requested by the Company, to the effect that such offer, sale or other disposition may be effected without registration or qualification (under the Act as then in effect or any federal or state law then in effect) of this Warrant or such shares of Stock and indicating whether or not under the Act certificates for this Warrant or such shares of Stock to be sold or otherwise disposed of require any restrictive legend as to applicable restrictions on transferability in order to ensure compliance with such laws. Promptly upon receiving such written notice and reasonably satisfactory opinion (or other evidence of compliance), if so requested, the Company, as promptly as practicable, shall notify such holder whether such holder may sell or otherwise dispose of this Warrant or such shares of Stock, all in accordance with the terms of the notice delivered to the Company. Notwithstanding the foregoing, at any time that the Stock of the Company is publicly traded, such Stock may, as to such federal laws, be offered, sold or otherwise disposed of in accordance with Rule 144 under the Act, provided that the Company shall have been furnished with such information as the Company and its counsel may reasonably request to provide assurance that the provisions of Rule 144 have been satisfied. The Company may issue stop transfer instructions to its transfer agent in connection with such restrictions.

d.            Applicability of Restrictions. Neither any restrictions of any legend described in this Warrant nor the requirements of Sections 7(a) or 7(c) above shall apply to any transfer of, or grant of a security interest in, this Warrant or any part hereof made in accordance with all applicable securities laws: (i) to a partner of the Holder if the Holder is a partnership or to a member of the Holder if the Holder is a limited liability company; (ii) to a partnership of which the Holder is a partner or to a limited liability company of which the Holder is a member; (iii) to any affiliate of the Holder if the Holder is an entity; or (iv) if the Holder is a natural person, during such Holder’s lifetime or on death by will or intestacy to such Holder’s immediate family or to any custodian or trustee for the account of such Holder or such Holder’s spouse, lineal descendant, father, mother, brother, or sister of the Holder; provided, however, in any such transfer or granting of security interest contemplated by clauses (i) through (iv) above, if applicable, the transferee or grantee shall agree in writing to be bound by the terms of this Warrant as if an original holder hereof.

8.            No Rights as a Stockholder. No holder of this Warrant, as such, shall be entitled to vote or receive dividends or be deemed the holder of Stock or any other securities of the Company which may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the holder of this Warrant, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until this Warrant shall have been exercised and the Shares purchasable upon the exercise hereof shall have become deliverable, as provided herein.

9.            Representations and Warranties. The Company represents and warrants to the Holder as follows:

a.            This Warrant has been duly authorized and executed by the Company and is a valid and binding obligation of the Company enforceable in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency, and the relief of debtors, and the rules of law or principles at equity governing specific performance, injunctive relief, and other equitable remedies.

b.            The Shares have been duly authorized and reserved for issuance by the Company and, when issued in accordance with the terms hereof, will be validly issued, fully paid, and nonassessable.

c.            The execution and delivery of this Warrant are not, and the issuance of the Shares upon exercise of this Warrant in accordance with the terms hereof will not be, inconsistent with the Company’s Certificate of Incorporation, as amended, or its bylaws, do not and will not contravene any law, governmental rule or regulation, judgment or order applicable to the Company.

10.           Miscellaneous.

a.            Notice. All notices and other communications relating to this Warrant shall be in writing and shall be deemed given upon the first to occur of (x) deposit with the United States Postal Service or overnight courier service, properly addressed and postage prepaid; (y) transmittal by e-mail properly addressed (with confirmation of transmission); or (z) actual receipt by the other party or an employee or agent of the other party. Notice to the Company shall be given as follows:

If to the Company:

Mobix Labs, Inc.

15420 Laguna Canyon Drive, Suite 100

Irvine, California 92618

Attention: General Counsel

E-mail: Legal@mobixlabs.com

with a copy to:

Greenberg Traurig, LLP

18565 Jamboree Road, Suite 500

Irvine, California 92614

Attention: Raymond A. Lee

E-mail: leer@gtlaw.com

if to the Holder, to the address set forth on the signature page hereof.

b.            Severability. Whenever possible, each provision of this Warrant will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or any other jurisdiction, but this Warrant will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained in this Warrant.

c.            Entire Agreement. This Warrant constitutes the entire agreement among the parties solely with respect to the subject matter hereof and thereof and supersedes any prior understandings or agreements between or among the parties solely with respect to the subject matter hereof and thereof. The parties hereto make no representations or warranties to each other, express (except as contained in this Warrant) or implied, and any and all prior representations and warranties made by any party hereto or its representatives, whether verbally or in writing, are deemed to have been merged into this Warrant and the contemplated hereby, it being intended that no such prior representations or warranties shall survive the execution and delivery of this Warrant. The language used in this Warrant will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party. Unless expressly indicated otherwise, all section references are to sections of this Warrant.

d.            Counterparts. This Warrant may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other parties. In the event that any signature is delivered by facsimile transmission or by an e-mail which contains a portable document format (.pdf) file of an executed signature page, such signature page shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof.

e.            Successors and Assigns. This Warrant shall be binding upon and inure to the benefit of the Company and the Holder and their respective successors and permitted assigns. This Warrant is intended for the benefit of the parties hereto and their respective successors and permitted assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

f.            Governing Law; Venue and Waiver of Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be governed by and construed in accordance with the internal laws of the state of Delaware, without giving effect to any choice of law or conflict of law provision or rule that would cause the application of the laws of any jurisdictions other than the state of Delaware. Each party hereby irrevocably submits to the exclusive jurisdiction of the state of California for the adjudication and binding arbitration of any dispute hereunder, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such tribunal, that such arbitration, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO, AND AGREES NOT TO REQUEST, A JURY OR COURT TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS WARRANT, AND AGREES THAT ALL DISPUTES ARISING HEREUNDER SHALL BE ADJUDICATED BY ARBITRATION AS SET FORTH IN THIS WARRANT.

g.            Mandatory Arbitration. Any controversy, claim or dispute arising out of or relating to this Warrant, whether in contract or tort, shall be settled solely and exclusively by a binding arbitration process administered by JAMS in Orange County, California. Such arbitration shall be conducted in accordance with the then-existing JAMS Expedited Arbitration Procedures, as set forth in the JAMS Arbitration Rules of Practice and Procedure, with the following exceptions if in conflict: (i) one arbitrator who is a retired judge shall be chosen by JAMS; (ii) each party to the arbitration will pay one-half of the expenses and fees of the arbitrator, together with other expenses of the arbitration incurred or approved by the arbitrator; and (iii) arbitration may proceed in the absence of any party if written notice (pursuant to the JAMS rules and regulations) of the proceedings has been given to such party. The parties agree to abide by all decisions and awards rendered in such proceedings. Such decisions and awards rendered by the arbitrator shall be final and conclusive. All such controversies, claims or disputes shall be settled in this manner in lieu of any action at law or equity; provided, however, that nothing in this subsection shall be construed as precluding the bringing of an action for injunctive relief or specific performance as provided in this Warrant. This dispute resolution process and any arbitration hereunder shall be confidential and no party shall disclose the existence, contents or results of such process without the prior written consent of all parties, except where necessary or compelled in a court to enforce this arbitration provision or an award from such arbitration or otherwise in a legal proceeding. If JAMS no longer exists or is otherwise unavailable, the parties agree that the American Arbitration Association (“AAA”) shall administer the arbitration in accordance with its then- existing Expedited Procedures as set forth in the Commercial Arbitration Rules as modified by this subsection. In such event, all references herein to JAMS shall mean AAA. Notwithstanding the foregoing, recognizing the irreparable damage will result to the parties in the event of the breach or threatened breach of any of the covenants hereof, and that the parties’ remedies at law for any such breach or threatened breach will be inadequate, the parties shall be entitled to an injunction, including a mandatory injunction, to be issued by any court of competent jurisdiction ordering compliance with this Warrant or enjoining and restraining such breach.

h.            Amendments and Waivers. No provision of this Warrant may be amended or waived without the prior written consent or agreement of the Company and Holder.

i.            Business Days. Whenever the terms of this Warrant call for the performance of a specific act on a specified date, which date falls on a Saturday, Sunday or legal holiday, the date for the performance of such act shall be postponed to the next succeeding regular business day following such Saturday, Sunday or legal holiday.

j.            No Third-Party Beneficiary. Except for the parties to this Warrant and their respective successors and assigns, nothing expressed or implied in this Warrant is intended, or will be construed, to confer upon or give any person other than the parties hereto and their respective successors and assigns any rights or remedies under or by reason of this Warrant.

k.            Titles and Subtitles. The titles and subtitles used in this Warrant are used for convenience only and are not to be considered in construing or interpreting this Warrant.

l.            Transfers in Violation of Agreement. Any transfer or attempted transfer of the Shares, or any capital stock in violation of any provision of this Warrant shall be void, and the Company shall not record such transfer on its books or treat any purported transferee of such Shares or capital stock as the owner of such stock for any purpose.

m.            Further Assurances. Upon the request of a party hereto, each of the parties hereto shall execute and deliver such instruments, documents and other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Warrant.

n.            Electronic Execution. The words “execution,” “signed,” “signature,” and words of similar import in this Warrant shall be deemed to include electronic and digital signatures and the keeping of records in electronic form, each of which shall be of the same effect, validity, and enforceability as manually executed signatures and paper-based recordkeeping systems, to the extent and as provided for under applicable law, including the Electronic Signatures in Global and National Commerce Act of 2000 (15 U.S.C. § 7001 et seq.), the Electronic Signatures and Records Act of 1999 (N.Y. State Tech. Law §§ 301-309), and any other similar state laws based on the Uniform Electronic Transactions Act.

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IN WITNESS WHEREOF, the Company has executed this Warrant on the date first above written.

COMPANY:
MOBIX LABS, INC.

By:
Keyvan Samini
President / CFO and
General Counsel

ACKNOWLEDGED AND ACCEPTED BY

HOLDER:

Name:

Company (if applicable):

Title:
Address:
City, State, Zip:
Email:

APPENDIX A

NOTICE OF EXERCISE

To:	Mobix Labs, Inc.
Attn: General Counsel
15420 Laguna Canyon Rd., Suite 100
Irvine, CA 92618

1.            The undersigned (the “Holder”) hereby elects to exercise the attached warrant (the “Warrant”) as to [      ] shares of Common Stock of Mobix Labs, Inc., a Delaware corporation (the “Company”), pursuant to the terms of the Warrant, and tenders herewith payment of the purchase price of such shares in full. The purchase price is being paid by (check one):

(i)	check
(ii)	wire transfer

2.            Please issue the shares in the name of the Holder, or as set forth below (if information is filled out below).

(Name)

(Address)

3.            The Holder represents that the aforesaid shares are being acquired for the account of the Holder for investment and not with a view to, or for resale in connection with, the distribution thereof and that the Holder has no present intention of distributing or reselling such shares.

HOLDER:

By:
Name:
Title:
Date:

Appendix A